Navistar’s FY 2008 1 st & 2 nd Quarter Financial Results June 30, 2008 Exhibit 99.1

Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities
Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of
1995. Such forward-looking statements only speak as of the date of this presentation and the company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions. For a description of these factors, see Item 1A. Risk
Factors of our Form 10-K for the fiscal year ended October 31, 2007, which was filed on May
29, 2008. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.

Other Cautionary Legends
• The financial information herein contains both audited and unaudited and has been prepared by management in good faith
and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other post-retirement costs) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our
operating segments. A reconciliation to the most appropriate
GAAP number is included in the appendix of this presentation.

U.S. and Canada
Class 6-8 Retail Industry

NAVISTAR

200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009
Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
FY 2008 retail class 6-8
annualized using 1  Half
information
Navistar’s fiscal year is 11/1-10/31

Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 20,000 24,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 63,000 70,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 175,000 191,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 258,000 285,000
FY 08
Guidance Actual
st

-29.8%
-14.7%*

-39.4%

-22.1%
-10.4%*

28.9%
10.7%

NAVISTAR

0
100,000
200,000
300,000
400,000
500,000
600,000
FY2006 FY2007 FY2008 Fcst
0
50,000
100,000
150,000
FY2006 FY2007 FY2008 Fcst
0
100,000
200,000
300,000
400,000
500,000
FY2006 FY2007 FY2008 Fcst
0
10,000
20,000
30,000
40,000
50,000
FY2006 FY2007 FY2008 Goal
30,000
2008 Guidance
520,000
405,000
350K – 375K
U.S. & Canada Truck Industry
(Class 6-8 Units)
455,000
319,000
258K – 285K
Navistar Expansionary* Shipments
38,000
42,500
126,000
75,000
70K – 80K
Charts reflects midpoint of guidance
Navistar U.S. & Canada Shipments
(Class 6-8 Units)
Flat
Navistar Engine Shipments
*includes all military shipments

Preliminary & Unaudited

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$15B Goal by FY End 2009
$14.2
$12.3
Actual
$6.9
$15.0+
1st Half-$6,300
1st Half-$6,100
FY2006
Full Year
FY2007
Full Year
FY2008
1st Half
FY 2008
Full Year
Guidance
$6.7-$6.9

U.S. and Canada
Class 6-8 Retail Industry

$0
$200
$400
$600
$800
$1,000
$1,200
FY2006
Full Year
FY 2007
Full Year
FY2008
1st Half
FY 2008
Full Year
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009
1
st
Half FY 2008 – Actual vs. Guidance
Manufacturing Segment Profit
($ in millions)
Consolidated Revenues
($ in billions)
Charts reflects midpoint of guidance
$838
$426
$950-1,000
Retail Class 6 - 8
FY 2008 retail class 6-8
annualized through April
Actual
$424
Guidance
$375-425
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
FY 2006 1st Half FY 2007 1st Half FY 2008 1st Half
Actual
$171
Guidance
$120-200
$103
$6
Consolidated Pretax Income
($ in millions)

U.S. and Canada
Class 6-8 Retail Industry

Truck Shipments up 44%
Engine Shipments up 20%
U.S. & Canada
Truck Shipments
Engine Shipments
Engine
Truck

NAVISTAR

200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009
In Spite of Challenges….
Retail Class 6 - 8
FY 2008 retail class 6-8
annualized through April
Strong 1
st
Half
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
FY 2006 1st Half FY 2007 1st Half FY 2008 1st Half
Actual
$171
Guidance
$120-200
$103
$6
Consolidated Pretax Income
($ in millions)
Truck
Some minor recovery but impact of Military,
ProStar
®
, etc.
Engine
Pick-up truck industry related volumes down
Expansionary related volumes up
Financial Services
Accounting for derivatives
Lower industry volume
Lower spread
Corporate Items
Post retirement
Professional fees
Taxes
0
5,000
10,000
15,000
20,000
1Q08 2Q08
75,000
80,000
85,000
90,000
95,000
100,000
105,000
PBT
($42M)
PBT
$213M

range

Economy

Diesel Fuel Prices

Commodities

NAVISTAR

State of the Truck Industry
Fuel efficient Products
ProStar
®
LoneStar
®
MaxxForce FY 2007 Engines
MaxxPower APU
Diversification
Military
Mexico & Export
Additional ROW opportunities
Market Share opportunities
Contract price locks
Product value
Fuel economy
MaxxPower APU
Durability
Pricing
Design Changes
International’s MaxxPower
Integrated APU
ProStar™ Skyrise
Military

Preliminary & Unaudited

1st half consolidated revenues up 13%
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$14.2
$12.3
$15+
$15-$18
range
1st Half-$6.3
1st Half-$6.1
1st Half-$6.9
FY2006
FY2007
FY2008
FY 2009 Goal

1st half manufacturing segment profit up 104%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$838
$426
$950 - $1,000
range
$1,600*
1st Half-$208
1st Half-$424
FY2006
FY 2007
FY 2008
FY 2009 Goal

	✓
	✓
	✓
	✓
	✓

Delivering On Our Commitments
Manufacturing Segment Profit
($ in millions)
Consolidated Revenues
($ in billions)
1
st
Half 2008 Guidance Delivered
• FY 2008 1 and 2 quarter 10-Q’s expected by end
of June
FY 2008 1 and 2 quarter 10-Q’s filed on
6/27/08
• $6.7B - $6.9B Total Revenue $6.9B Total Revenue
• $375M - $425M Manufacturing Segment Profit $424M Manufacturing Segment Profit
• $120M - $200M Consolidated PBT $171M Consolidated PBT
$162M Net Income and $2.22EPS

*$1.6B based on assumption of US & Canada Class 6-8 Retail Industry of 414,000
st
st
nd nd

Summary
2008 industry recovery delayed with economy
2008 will be a strong year for Navistar despite a
weak U.S. and Canada industry
Plans in place for 2009 targets-$15+ billion
revenues with $1.6 billion Manufacturing Segment
Profit
Great Products
Competitive Cost Structure
Profitable Growth
Growth in Export and Military
Changing Diesel environment
Sustainability 2010 and beyond

SEC Regulation G
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for,
U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations, to provide an additional measure of performance.

FY 2006
($ Billions)
FY 2007
($ Billions)
FY 2007
($ Billions)
FY 2008
($ Billions)
Revenues $14 $12 $6.1 $6.9
($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing Segment Profit $838 $426 $1,000 $950 $208 $424
Corporate Items ($398) ($431) ($420) ($460) ($313) ($423) ($190) ($164)
Interest Expense ($192) ($196) ($140) ($160) ($157) ($177) ($96) ($83)
Financial Services Profit $147 $128 $70 $50 $140 $100 $84 ($6)
Sub total - Below the line range: ($443) ($499) ($490) ($570) ($330) ($500) ($202) ($253)
Consolidated Income Before Income Tax $395 ($73) $510 $380 $1,270 $1,100 $6 $171
Memo - Professional fees included above
in corporate items: ($71) ($224) ($140) ($160) ($20) ($30) ($84) ($99)
1st Half
SEC Regulation G
FY 2008
($ Billions)
($Millions)
$15+
Full Year
$1,600
$15+
FY 2009
($ Billions)
($Millions)